UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 21, 2008

AVANEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29175	94-3285348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40919 Encyclopedia Circle

Fremont, California 94538

(Address of principal executive offices, including zip code)

(510) 897-4188

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Officer

Avanex Corporation (the “Company”) on July 21, 2008 announced the appointment of Mark Weinswig as Vice President, Finance and Treasurer and Interim Chief Financial Officer (principal financial and accounting officer) of the Company, effective July 21, 2008.

Mr. Weinswig, age 35, previously served as Director and Business Unit Controller at Coherent, Inc. from January 2006 until July 2007. Prior to that, he served as Vice President, Financial Planning and Business Development from September 2003 until January 2006, and as Director, Investor Relations & Strategic Projects at the Company from April 2000 until May 2003. During the period from May 2003 until September 2003, Mr. Weinswig worked at the Company as a consultant. Prior to joining the Company in April 2000, Mr. Weinswig was an analyst from May 1998 to April 2000 with Morgan Stanley Dean Witter’s Institutional Equity Research Group where he focused on the telecommunications equipment industry. Mr. Weinswig is a Certified Public Accountant (inactive), has the Certified Financial Analyst designation and holds an M.B.A from the University of Santa Clara and a bachelor’s degree in Business Administration from Indiana University.

In connection with Mr. Weinswig’s appointment as Vice President, Finance and Treasurer and Interim Chief Financial Officer, Mr. Weinswig will be paid an annual base salary of $200,000, and for the period that Mr. Weinswig serves as Interim Chief Financial Officer, he will be paid additional annual salary of $65,000. In addition, Mr. Weinswig will receive an option to purchase 250,000 shares of the Company’s Common Stock at the current fair market value on the effective date of grant. One-fourth of the shares subject to the option shall vest one year after the date of grant, and 1/48th of the shares subject to the option shall vest monthly thereafter, so that the option shall be fully vested four years from the date of grant. In addition, Mr. Weinswig will be granted 100,000 restricted stock units, one fourth of which shall vest one year after the date of grant, and 1/16th of which shall vest quarterly thereafter, so that the restricted stock units shall be fully vested four years from the date of grant. The vesting of the shares subject to the option and the restricted stock units may be accelerated in specified circumstances. In addition, Mr. Weinswig will be eligible to participate in the Company’s Executive Bonus Plan.

In connection with Mr. Weinswig’s appointment, on July 21, 2008, the Company issued a press release, which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated as of July 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANEX CORPORATION

By:	/s/ GIOVANNI BARBAROSSA
Giovanni Barbarossa Interim Chief Executive Officer

Date: July 21, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated as of July 21, 2008.

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